Amplify Cash Flow High Income ETF
Schedule of Investments
December 31, 2024 (Unaudited)

AFFILIATED EXCHANGE TRADED FUNDS - 99.2%	Shares	Value
Amplify Cash Flow Dividend Leaders ETF (a)(b)	282,579	$8,339,302
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $8,495,920)		8,339,302

SHORT-TERM INVESTMENTS - 1.2%
Money Market Funds - 1.2%
Invesco Government & Agency Portfolio - Institutional Class, 4.42% (c)	102,840	102,840
TOTAL SHORT-TERM INVESTMENTS (Cost $102,840)		102,840

TOTAL INVESTMENTS - 100.4% (Cost $8,598,760)		8,442,142
Liabilities in Excess of Other Assets - (0.4)%		(33,011)
TOTAL NET ASSETS - 100.0%		$8,409,131
two		–%
Percentages are stated as a percent of net assets.		–%

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Affiliated company as defined by the Investment Company Act of 1940.
(c)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.

Security Name	Value at September 30, 2024	Purchases	Sales	Net Realized Gain (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at December 31, 2024	Ending Shares
Amplify Cash Flow Dividend Leaders ETF	1,525,413	7,853,898	(773,496)	131,474	(397,987)	40,080	8,339,302	282,579
	$1,525,413	$7,853,898	$(773,496)	$131,474	$(397,987)	$40,080	$8,339,302	282,579

Amplify Cash Flow High Income ETF
Schedule of Total Return Swap Contracts
December 31, 2024 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
RCXTAMU1	Goldman Sachs	Receive	0.00%	Monthly	10/15/2025	6,464,486	22,139
Net Unrealized Appreciation (Depreciation)							$22,139

There are no upfront payments or receipts associated with total return swaps in the Fund as of December 31, 2024.

The underlying components of the basket as of December 31, 2024 are shown below:

Description	Expiration Date	Number of Contracts Sold	Notional Amount	Concentration % of Exposure
Options Contracts:
S&P 500 Weekly C6030 Index	1/17/2025	(68.38)	$0	0.00%
S&P 500 Weekly C6085 Index	1/17/2025	(33.79)	135	0.00%
S&P 500 Weekly C6005 Index	1/3/2025	(137.41)	4,298	0.07%
S&P 500 Weekly C6025 Index	1/3/2025	(87.86)	1,496	0.02%
S&P 500 Weekly C6030 Index	1/3/2025	(101.94)	2,717	0.04%
S&P 500 Weekly C6065 Index	1/3/2025	(67.45)	1,521	0.02%
S&P 500 Weekly C6135 Index	1/3/2025	(33.32)	122	0.00%
S&P 500 Weekly C6145 Index	1/3/2025	(63.91)	282	0.00%
S&P 500 Weekly C6150 Index	1/3/2025	(21.30)	540	0.01%
S&P 500 Weekly C6170 Index	1/3/2025	(42.42)	552	0.01%
S&P 500 Weekly C6000 Index	1/10/2025	(68.38)	0	0.00%
S&P 500 Weekly C6065 Index	1/10/2025	(101.36)	321	0.00%
S&P 500 Weekly C6075 Index	1/10/2025	(33.98)	775	0.01%
S&P 500 Weekly C6085 Index	1/10/2025	(67.45)	1,965	0.03%
S&P 500 Weekly C6130 Index	1/10/2025	(133.33)	568	0.01%
S&P 500 Weekly C6140 Index	1/10/2025	(99.95)	1,174	0.02%
Total Options Contracts			16,467	0.25%
Cash
Cash			6,448,019	99.75%
Total Underlying Positions			$6,464,486	100.00%

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Amplify Cash Flow High Income ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Affiliated Exchange Traded Funds	$8,339,302	$–	$–	$8,339,302
Money Market Funds	102,840	–	–	102,840
Total Investments	$8,442,142	$–	$–	$8,442,142

Other Financial Instruments:
Total Return Swaps*	–	22,139	–	22,139
Total Other Financial Instruments	$–	$22,139	$–	$22,139

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of December 31, 2024.

Refer to the Schedule of Investments for further disaggregation of investment categories.